UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2012

SI FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-54241	80-0643149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

803 Main Street, Willimantic, Connecticut  06226
(Address of principal executive offices, including zip code)

(860) 423-4581
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On February 13, 2012, Savings Institute Bank & Trust Company, a wholly owned subsidiary of SI Financial Group, Inc. (NASDAQ: "SIFI"), entered into an agreement to sell its trust servicing division, known as SI Trust Servicing and located in Rutland, Vermont, to Reliance Integrated Solutions LLC.  The sale is expected to be completed in the first quarter of 2012.  The transaction is not expected to have a material impact on SIFI's financial position or results.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired:  Not applicable

(b)           Pro Forma Financial Inform Gation:  Not applicable

(c)           Shell Company Transactions: Not applicable

(d)           Exhibits:  Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SI FINANCIAL GROUP, INC.

	By:	/s/ Rheo A. Brouillard
Date: February 13, 2012	Rheo A. Brouillard
President and Chief Executive Officer